Exhibit 99.2
Green Dot Updates 2014 Financial Outlook
Pasadena, CA - September 18, 2014 - Green Dot Corporation (NYSE: GDOT) announced that it is revising its 2014 financial outlook based on the acquisition of Santa Barbara Tax Products Group (“TPG”), which was announced today, and updated year-to-date trends in the Company's core business.
For 2014, Green Dot now expects the following1:

•
Adjusted EBITDA to be between $122 million and $126 million for the full year, which reflects an estimated increase of approximately $6 million in operating expenses related to consolidating TPG’s results post-closing. The Company's previous guidance was $128 million to $132 million.

•
Non-GAAP diluted earnings per share to be between $1.25 and $1.29 for the full year, which reflects an estimated decline of approximately $0.12 per share as a result of increased operating costs and issued shares related to the TPG acquisition. The Company's previous guidance was $1.37 to $1.41 per share.

•
Non-GAAP total operating revenues of $610 million to $620 million for the full year, with no meaningful impact from the TPG acquisition. The Company's previous guidance was $640 million to $650 million.

“Our adjusted EBITDA guidance for Green Dot’s core business remains unchanged at $128 million to $132 million for the full year. However, on a consolidated basis, Green Dot expects to incur approximately $6 million of additional operating expenses generated by TPG from the time period of the expected closing date through the end of the year. While we expect the acquisition of TPG to be materially accretive on an annual basis beginning with 2015, TPG generates nearly all of its revenue and earnings during tax season, which is the first four months of the year,” said Grace Wang, Chief Financial Officer, Green Dot Corporation.
“As it relates to our expected revenue results for the full year, we are making good progress in executing initiatives that we believe can help generate higher revenue in the remaining months of the year. We also expect to soon announce the launch of a major new program that we believe can have a positive impact on our performance in the remainder of 2014, and a more material positive impact in future years. Nevertheless, given that we’re now in mid-September, we do not think all of these expected improvements will be enough to offset the year-to-date revenue pacing relative to our internal plan that we talked about in our Q2 earnings call. Therefore, while we’re optimistic about what we can accomplish in the remainder of the year, we think it is best to adjust our revenue guidance now to reflect the most likely range of outcomes based on current trends,” concluded Ms. Wang.
Green Dot's updated outlook is based on a number of assumptions that Green Dot believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Green Dot's filings with the Securities and Exchange Commission.

1
Reconciliations of forward-looking guidance for the following non-GAAP financial measures to their respective, most directly comparable projected GAAP financial measures are provided in the tables below.

Forward-Looking Statements
This announcement contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding the Company's full-year 2014 guidance contained in the bulleted text and in the quotes of our Chief Financial Officer, the expected impact of the TPG acquisition on the Company’s operating expenses for 2014 and other future events that involve risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements contained in this announcement. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the businesses of the Company and TPG may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that the acquisition of TPG may not occur; customer losses and business disruption following the acquisition, including adverse effects on relationships with former employees of TPG, may be greater than expected; and the risk that the Company may incur unanticipated or unknown losses or liabilities if it completes the acquisition of TPG. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements include the impact of the Company’s supply chain management efforts on its revenue growth, the timing and impact of revenue growth activities, the Company's dependence on revenues derived from Walmart and three other retail distributors, impact of competition, the Company's reliance on retail distributors for the promotion of its products and services, demand for the Company's new and existing products and services, continued and improving returns from the Company's investments in new growth initiatives, potential difficulties in integrating operations of acquired entities and acquired technologies, the Company's ability to operate in a highly regulated environment, changes to existing laws or regulations affecting the Company's operating methods or economics, the Company's reliance on third-party vendors, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud developments in the prepaid financial services industry that impact prepaid debit card usage generally, business interruption or systems failure, and the Company's involvement in litigation or investigations. These and other risks are discussed in greater detail in the Company's Securities and Exchange Commission filings, including its most recent annual report on Form 10-K and quarterly report on Form 10-Q, which are available on the Company's investor relations website at ir.greendot.com and on the SEC website at www.sec.gov. All information provided in this announcement is as of September 18, 2014, and the Company assumes no obligation to update this information as a result of future events or developments.
About Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP), the Company uses measures of operating results that are adjusted to exclude net interest income; income tax expense; depreciation and amortization; employee stock-based compensation expense; and stock-based retailer incentive compensation expense. This announcement includes full-year 2014 guidance for non-GAAP total operating revenues, adjusted EBITDA, non-GAAP diluted earnings per share, and non-GAAP weighted-average shares issued and outstanding. These non-GAAP financial measures are not calculated or presented in accordance with, and are not alternatives or substitutes for, financial measures prepared in accordance with GAAP, and should be read only in conjunction with the Company's financial measures prepared in accordance with GAAP. The Company's non-GAAP financial measures may be different from similarly-titled non-GAAP financial measures used by other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. The Company's management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate the Company's business and make operating decisions. For additional information regarding the Company's use of non-GAAP financial measures and the items excluded by the Company from one or more of its projected non-GAAP financial measures, investors are encouraged to review the reconciliations of the Company's projected non-GAAP financial measures to the comparable GAAP financial measures, which are attached to this announcement, and which can be found by clicking on “Financial Information” in the Investor Relations section of the Company's website at ir.greendot.com.
About Green Dot
Green Dot Corporation and its wholly owned subsidiary bank, Green Dot Bank, are focused exclusively on serving Low and Moderate Income American families with modern, fair and feature-rich financial products and services, including prepaid cards, checking accounts and cash processing services distributed through a network of some 95,000 retail stores, neighborhood financial service centers and via digital channels. The Company is headquartered in Pasadena, California with Green Dot Bank located in Provo, Utah.
Contacts
Investor Relations
Christopher Mammone, 626-765-2427
IR@greendot.com

Media Relations
Brian Ruby, 203-682-8286
Brian.Ruby@icrinc.com

GREEN DOT CORPORATION
Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected GAAP Total Operating Revenue (1)
(Unaudited)

	Range
	Low	High
	(In millions)
Total operating revenues	$602	$612
Stock-based retailer incentive compensation (2)*	8	8
Non-GAAP total operating revenues	$610	$620

*
Assumes the Company's right to repurchase lapses on 36,810 shares per month during 2014 of the Company's Class A common stock at $18.46 per share, our market price on September 16, 2014. A $1.00 change in the Company's Class A common stock price represents an annual change of $441,720 in stock-based retailer incentive compensation.

Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected Adjusted EBITDA (1)
(Unaudited)

	Range
	Low	High
	(In millions)
Net income	$39	$41
Adjustments (3)	83	85
Adjusted EBITDA	$122	$126

Non-GAAP total operating revenues	$620	$610
Adjusted EBITDA / Non-GAAP total operating revenues (Adjusted EBITDA margin)	20%	21%
Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected GAAP Net Income (1)
(Unaudited)

	Range
	Low	High
	(In millions, except per share data)
Net income	$39	$41
Adjustments (3)	21	21
Non-GAAP net income	$60	$62
Diluted earnings per share*
GAAP	$0.81	$0.85
Non-GAAP	$1.25	$1.29
Diluted weighted-average shares issued and outstanding
GAAP	42	42
Non-GAAP	48	48

*	Reconciliations between GAAP and non-GAAP diluted weighted-average shares issued and outstanding are provided in the next table.

GREEN DOT CORPORATION
Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected GAAP Diluted Weighted-Average Shares Issued and Outstanding (1)
(Unaudited)

	Range
	Low	High
	(In millions)
Diluted weighted-average shares issued and outstanding*	42	42
Assumed conversion of weighted-average shares of preferred stock	6	6
Weighted-average shares subject to repurchase	—	—
Non-GAAP diluted weighted-average shares issued and outstanding	48	48

*
Assumes the Company will issue 6.133 million shares of Class A common stock on October 1, 2014 in conjunction with its acquisition of TPG. Accordingly, the diluted weighted-average shares issued and outstanding reflects these shares as outstanding for only three months of 2014.

(1)
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses measures of operating results that are adjusted to exclude various, primarily non-cash, expenses and charges. These financial measures are not calculated or presented in accordance with GAAP and should not be considered as alternatives to or substitutes for operating revenues, operating income, net income or any other measure of financial performance calculated and presented in accordance with GAAP. These financial measures may not be comparable to similarly-titled measures of other organizations because other organizations may not calculate their measures in the same manner as we do. These financial measures are adjusted to eliminate the impact of items that the Company does not consider indicative of its core operating performance. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate.

The Company believes that the non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:

▪
stock-based retailer incentive compensation is a non-cash GAAP accounting charge that is an offset to the Company’s actual revenues from operations as the Company has historically calculated them. This charge results from the monthly lapsing of the Company’s right to repurchase a portion of the 2,208,552 shares it issued to its largest distributor, Walmart, in May 2010. By adding back this charge to the Company’s GAAP 2010 and future total operating revenues, investors can make direct comparisons of the Company’s revenues from operations prior to and after May 2010 and thus more easily perceive trends in the Company’s core operations. Further, because the monthly charge is based on the then-current fair market value of the shares as to which the Company’s repurchase right lapses, adding back this charge eliminates fluctuations in the Company’s operating revenues caused by variations in its stock price and thus provides insight on the operating revenues directly associated with those core operations;

▪
the Company records employee stock-based compensation from period to period, and recorded employee stock-based compensation expenses of approximately $4.7 million and $3.6 million for the three months ended June 30, 2014 and 2013, respectively. By comparing the Company’s adjusted EBITDA, non-GAAP net income and non-GAAP diluted earnings per share in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations;

▪
adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, employee stock-based compensation expense, stock-based retailer incentive compensation expense and impairment charges, that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and

▪	securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies.
The Company’s management uses the non-GAAP financial measures:

▪	as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;

▪	for planning purposes, including the preparation of the Company’s annual operating budget;

▪	to allocate resources to enhance the financial performance of the Company’s business;

▪	to evaluate the effectiveness of the Company’s business strategies; and

▪	in communications with the Company’s board of directors concerning the Company’s financial performance.
The Company understands that, although adjusted EBITDA and other non-GAAP financial measures are frequently used by investors and securities analysts in their evaluations of companies, these measures have limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of the Company’s results of operations as reported under GAAP. Some of these limitations are:

▪	that these measures do not reflect the Company’s capital expenditures or future requirements for capital expenditures or other contractual commitments;

▪	that these measures do not reflect changes in, or cash requirements for, the Company’s working capital needs;

▪	that these measures do not reflect interest expense or interest income;

▪	that these measures do not reflect cash requirements for income taxes;

▪
that, although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and these measures do not reflect any cash requirements for these replacements; and that other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

(2)
This expense consists of the recorded fair value of the shares of Class A common stock for which the Company’s right to repurchase has lapsed pursuant to the terms of the May 2010 agreement under which they were issued to Wal-Mart Stores, Inc., a contra-revenue component of the Company’s total operating revenues. Prior to the three months ended June 30, 2010, the Company did not record stock-based retailer incentive compensation expense. The Company will, however, continue to incur this expense through May 2015. In future periods, the Company does not expect this expense will be comparable from period to period due to changes in the fair value of its Class A common stock. The Company will also have to record additional stock-based retailer incentive compensation expense to the extent that a warrant to purchase its Class B common stock vests and becomes exercisable upon the achievement of certain performance goals by PayPal. The Company does not believe these non-cash expenses are reflective of ongoing operating results.

(3)
These amounts represent estimated adjustments for net interest income, income taxes, depreciation and amortization, employee stock-based compensation expense, stock-based retailer incentive compensation expense, and the amortization attributable to the Company's acquired intangible assets. Employee stock-based compensation expense and stock-based retailer incentive compensation expense include assumptions about the future fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers).